UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  January 13, 2021

PTC Inc.

(Exact Name of Registrant as Specified in Its Charter)

Massachusetts	0-18059	04-2866152
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

121 Seaport Boulevard, Boston, Massachusetts	02210
(Address of Principal Executive Offices)	(Zip Code)

(781) 370-5000
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, $.01 par value per share	PTC	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Section 5 – Corporate Governance and Management

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of New Director

On January 13, 2021, Mark Benjamin was appointed to the Board of Directors of PTC, effective as of February 10, 2021.  Mr. Benjamin, age 50, has served as the Chief Executive Officer and a Director of Nuance Communications, Inc., a software company that provides speech recognition solutions powered by artificial intelligence, since April 2018.  Before that, he served as President and Chief Operating Officer of NCR Corporation, a provider of enterprise software, hardware and services, from October 2016 to March 2018.  Before that he spent over 20 years in various leadership positions at Automatic Data Processing, Inc. (ADP), a provider of human resources management software and services, including as President of Global Enterprise Solutions at from July 2013 to October 2016.  Mr. Benjamin holds a Bachelor’s degree in International Finance and Marketing from the University of Miami.

Mr. Benjamin’s compensation for his service as a director will be established on February 10, 2021, the date when the compensation for all directors for the year will be established.  Mr. Benjamin’s compensation is expected to be commensurate with that for our outside directors, other than our Board Chair.  For the Board service year ending February 10, 2021, our directors other than our Board Chair were paid a cash retainer of $60,000 and an equity retainer of RSUs valued at approximately $250,000 on the date of grant, which RSUs generally vest on the one-year anniversary of the grant date.  He is also expected to receive a one-time initial onboarding grant of RSUs valued at 1.5x his annual equity retainer, which RSUs will vest in two substantially equal installments on the first and second anniversaries of the grant date.  His service on any committee(s) of the Board will be established at a later date.

Section 9 – Financial Statements and Exhibits

Item 9.01.Financial Statements and Exhibits.

(d)Exhibits.

104Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PTC INC.

	By:	/s/Catherine Gorecki
Catherine Gorecki
Senior Vice President, Corporate & Securities Counsel, Assistant Secretary
Date: January 20, 2021